Neuberger Berman Equity Funds®

Supplement to the Summary Prospectus and Prospectus, each dated December 15, 2012, for Class A, Class C, and Institutional Class shares of Neuberger Berman Multi-Cap Opportunities Fund

The last sentence of the legend on the cover of the Fund’s Summary Prospectus is deleted and replaced with the following:

The Fund’s prospectus, dated December 15, 2012, as supplemented on October 2, 2013 (as it may be amended or further supplemented), and SAI, dated December 15, 2012 (as it may be amended or supplemented), are incorporated herein by reference.

The section entitled “Fees and Expenses” is deleted and replaced with the following information, which is based on the Fund’s fiscal year ended August 31, 2013:

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 172 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B to the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.82	0.82	0.71
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.11	0.24	0.15
Total annual operating expenses	1.18	2.06	0.86
1 For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
2 The Fund has agreed that each of Class A, Class C and Institutional Class will repay Neuberger Berman Management LLC (NBM) for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) to exceed 1.36%, 2.11% and 1.00% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. “Other expenses” shown above include the following repayment:  Class A – 0.02%; Class C – 0.13%; and Institutional Class – 0.04%.

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$688	$928	$1,187	$1,924
Class C (assuming redemption)	$309	$646	$1,108	$2,390
Class C (assuming no redemption)	$209	$646	$1,108	$2,390
Institutional Class	$88	$274	$477	$1,061

The date of this supplement is October 2, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 212-476-8800 Broker/Dealer and Institutional Services: 800-366-6264 Web site: www.nb.com